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                                                                    EXHIBIT 23.6


                        CONSENT OF PROSPECTIVE DIRECTOR

    I hereby consent to my being named a director of Empire Gas Corporation in its Registration Statement on Form S-1 relating to Senior Secured Notes due 2004.

                                                 /s/ BRUCE M. WITHERS, JR.


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                                                  Bruce M. Withers, Jr.



June 3, 1994